Fair Value Measurements	12 Months Ended
Dec. 31, 2013
Fair Value Measurements

2. Fair Value Measurements

We categorize assets and liabilities recorded at fair value on our consolidated balance sheets based upon the level of judgment associated with inputs used to measure their fair value. The categories are as follows:

•	Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities.

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Level 2—Inputs are quoted prices for similar assets and liabilities in active markets or inputs other than quoted prices that are observable for the assets or liabilities, either directly or indirectly through market corroboration, for substantially the full term of the financial instruments.

•	Level 3—Inputs are unobservable inputs based on our own assumptions used to measure assets and liabilities at fair value. The inputs require significant management judgment or estimation.

The following table presents the fair value of our financial assets and liabilities using the above input categories (in thousands):

	As of December 31, 2012
Description	Level 1	Level 2	Level 3	Fair Value
Money market funds	$5,893	$—	$—	$5,893
Preferred stock warrant liability	—	—	3,529	3,529

Total assets and liabilities measured at fair value	$5,893	$—	$3,529	$9,422

	As of December 31, 2013
Description	Level 1	Level 2	Level 3	Fair Value
Money market funds	$132,518	$—	$—	$132,518

Total assets measured at fair value	$132,518	$—	$—	$132,518

Level 1 investments consist solely of money market funds, included in cash and cash equivalents, valued at amortized cost which approximates fair value. Level 1 liabilities consist of long-term debt. Level 3 instruments consist solely of our preferred stock warrant liability in which the fair value was measured upon issuance and at each period end. Inputs used to determine the estimated fair value of the warrant liability as of the valuation date included remaining contractual term of the warrants, the risk-free interest rate, volatility of our comparable public companies over the remaining term, and the fair value of underlying shares. The significant unobservable inputs used in the fair value measurement of the preferred stock warrant liability were the fair value of the underlying stock at the valuation date and the estimated term of the warrants. Generally, increases (decreases) in the fair value of the underlying stock and estimated term would result in a directionally similar impact to the fair value measurement.

The following table sets forth a summary of the changes in the fair value of our Level 3 financial instruments as follows (in thousands):

Preferred Stock Warrant Liability
Balance as of December 31, 2011	$994
Change in fair value of preferred stock warrant liability	2,535

Balance as of December 31, 2012	3,529
Change in fair value of preferred stock warrant liability	6,538
Reclassification of preferred stock warrants to common stock warrants upon IPO	(10,067)

Balance as of December 31, 2013	$—

The gains and losses from remeasurement of Level 3 financial liabilities are recorded through the other expenses, net in the statements of operations.